Exhibit 99.1

SL Green Realty Corp. Annual Investor Conference December 8, 2008

Lunch Brought to You By VIRGIL’S HOME COOKING REAL BARBECUE ®

Chile Station Texas Red Chile & Vegetarian Chile Family Style at Table Appetizers Virgil’s Special Chicken Salad Roasted chicken, blue cheese, raisins, pecans, honey vinaigrette Cornbread BBQ “Trash” Riblets Biscuits with Gravy

Welcome Stephen L. Green Founder & Chairman

Lunch Menu Entrees BBQ Chicken Pulled Pork with Mini Sliders Sides Macaroni & Cheese Potato Salad Cole Slaw

Dessert Menu Banana Pudding Chocolate Chess Pie Coffee Service

SL Green Realty Corp. Annual Investor Conference December 8, 2008

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this presentation are forward-looking statements. All forward-looking statements speak only as of the date of this presentation. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, which are beyond the Company’s control. Additional information or factors which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

SL Green Realty Corp. Annual Investor Conference December 8, 2008

Today’s Speakers Andrew Mathias President & CIO Marc Holliday CEO Edward Piccinich EVP, Dir. Of Management & Construction Steven Durels EVP, Dir. Of Leasing & Real Property Gregory Hughes COO & CFO

Introduction

Discussion Topics Introduction 2008 Achievements New York City NYC Development NYC Leasing Market SLG Portfolio Real Estate Investments Structured Finance Gramercy Capital Corp. Suburbs Construction Financial 2009 Goals & Objectives Earnings Guidance Q & A Operations

2008 Achievements

Earnings Scorecards -456% Maguire Properties NA Franklin Street Properties -6.2% Brandywine Realty Trust -5.1% Parkway Properties -4.0% HRPT Properties Trust -2.6% Biomed Realty Trust -1.7% Washington RE Investment Trust -1.1% Investors Real Estate Trust 3.5% Boston Properties 3.8% Mack Cali Realty Corp. 4.3% Alexandria Real Estate Equities 7.5% SL Green 9.1% Corporate Office Properties 13.4% Douglas Emmett 17.1% Vornado Realty Trust 32.4% Cousins Properties 2007 – 2008 FFO Growth Source: Thomson Financial; Data Based on FirstCall Estimates; Peer Group from Stifel, Nicolaus & Company, Incorporated Weekly Office Scorecards

Earnings Scorecards

3 Yr. Annualized FFO Growth	
SL Green	**14.3%**
Biomed Realty Tr.	10.7%
Vornado Realty Tr.	9.9%
Corp. Office Prop's.	9.5%
Alexandria RE Eq.	6.7%
Boston Prop's.	4.7%
Investors RE Tr.	4.2%
Washington REIT	3.1%
Mack Cali Realty Corp.	1.2%
Brandywine Realty Tr.	-1.0%
Parkway Prop's.	-3.0%
HRPT Prop's. Tr.	-5.2%
Cousins Prop's.	-5.2%
Franklin Street Properties	*NA*
Douglas Emmett	*NA*
Maguire Properties	*NA*

5 Yr. Annualized FFO Growth	
SL Green	**12.3%**
Vornado Realty Tr.	9.4%
Corp. Office Prop's.	9.4%
Alexandria RE Eq.	6.7%
Boston Prop's.	3.2%
Washington REIT	2.2%
Investors RE Tr.	1.5%
Mack Cali Realty Corp.	-0.7%
Brandywine Realty Tr.	-2.4%
Parkway Prop's.	-2.8%
HRPT Prop's. Tr.	-3.4%
Cousins Prop's.	-13.6%
Franklin Street Prop's.	*NA*
Douglas Emmett	*NA*
Maguire Prop's.	*NA*
Biomed Realty Tr.	*NA*

10 Yr. Annualized FFO Growth	
SL Green	**33.5%**
Corp. Office Prop's.	28.7%
Vornado Realty Tr.	21.1%
Alexandria RE Eq.	19.3%
Boston Prop's.	13.8%
Washington REIT	10.3%
Parkway Prop's.	4.7%
Mack Cali Realty Corp.	3.7%
Brandywine Realty Tr.	1.6%
Cousins Prop's.	-3.7%
HRPT Properties Tr.	-9.4%
Franklin Street Prop's.	*NA*
Douglas Emmett	*NA*
Biomed Realty Tr.	*NA*
Maguire Prop's.	*NA*
Investors REIT	*NA*

Source: Thomson Financial; Data Based on FirstCall Estimates; Peer Group from Stifel, Nicolaus & Company, Incorporated Weekly Office Scorecards

Earnings Report Card Commence Redevelopment of 1515 Dispose $500M of Mature Assets GKK Contribution to FFO >$5M Secure Tenant for 333 W. 34th St. Complete 100 Park Ave. Leasing Lease >1M SF Portfolio Wide FFO by 6% - 8% Same Store by 7% - 8% Dividend by 8% - 10% Generate >$75m of Free Cash Flow > $500M of New Investments Continue Stock Buy-Back Program Close & Integrate AFR into GKK $40M Redevelopment Underway Sold 3 Assets for $518M Gross Sales Not Going to be Met Signed Segal as Anchor for 162K SF Signed BDO as Anchor for 121K SF Signed 3.1M SF YTD Expect To Meet Same Store NOI 9.6% Through 3Q No Increase, Dividend Under Review Higher Capital Due to Accelerated Leasing Limited Activity By Design Completed $300M Stock Buyback Closed April 1, 2008 Results: Goals & Objectives:

Additional Achievements Investments Real Estate Sale of 1372 Broadway, 1250 Broadway, 55 Corporate Drive.*, 440 Ninth Ave. & 100-120 White Plains Rd. Purchase & Consolidation of Fee Interest in 919 Third Ave. Retail Sale of Interests in 1551 Broadway to Jeff Sutton at <6% Cap Rate on Stabilized American Eagle Income Refinancings of 1551 Broadway, 717 Fifth Ave., 29-31 West 34th St. & 180-182 Broadway Leasing of Cole Hahn at 141 Fifth Ave., Boss in Soho & Escada Buyout at 717 Fifth Ave. Restructurings RSVP Workout with Capelli Resulting in a $5M Gain General Focus on Global Outreach & New Relationships for Debt & Equity (e.g. DEKA, Helaba, RBS, West-Immo, PB) Sold $81.5M of Structured Finance Realizing a Gain of $12.6M Realized Promote on Sale of 1250 Broadway of $25.0M *In Contract

Additional Achievements Leasing Renewed Viacom for over 1M SF Leased over 3.1M SF YTD 50.1% Mark:Market on Office Leases $18.40 Average TI Allowance 2.7 Months Free Rent Reduced 2009-2010 Lease Rollover by 1.6M RSF (44%) Occupancy Expected to be >96.5% @ Year End

Additional Achievements Finance Generated Proceeds of $410M (Net $160M) Financing of 28 West 44th St. for $125M Refinancing of 717 Fifth Ave. for $285M Initiated Bond Repurchase Program Demonstrated Full Availability Under Line of Credit Reduced Average Borrowing Rate in 2008 to 5.02% from 5.57%

New York City

The City is Now Expected to Lose 147,000 Private Sector Jobs Through 2009, Almost 60,000 More Than Our May Forecast Q/Q Change – in Thousands of Jobs Source: U.S. Bureau of Labor Statistics, OMB f = forecast for Q4 2008, 2009 and 2010 (147,000) Calendar Year NYC Private Employment 2000 2001 2002 2003 2004 2005 2006 2007 2008f 2009f 2010f -100 -80 -60 -40 -20 0 20 40 Estimate as of June 2008 Estimate as of November 2008 Provided by: NYC Office of the Deputy Mayor for Economic Development and Rebuilding

Wage Earnings Decline by 7.6% in 2009 as Wall Street Contracts And The City Loses 147,000 Private Sector Jobs -20% -15% -10% -5% 0% 5% 10% 15% 20% 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Y/Y Percent Change Source: U.S. Bureau of Labor Statistics, OMB NYC Wage Earnings Calendar Year Forecast Provided by: NYC Office of the Deputy Mayor for Economic Development and Rebuilding

Large Losses Stemming From the Subprime Turmoil & Credit Crisis Continue to Grow

Provided by: NYC Office of the Deputy Mayor for Economic Development and Rebuilding

Total Write-Down Loss - $ in Millions

	Allocation [1] %	CY 2007 Q3	CY 2007 Q4	CY 2008 Q1	CY 2008 Q2	CY 2008 Q3	Total
Investment Banks							
Goldman Sachs Group	60%	$1,700	$ ---	$2,000	$775	$1,100	$5,575
Bear Stearns & Co.	60%	700	1,900	1,400 (e)	---	---	4,000
Lehman Brothers Holdings	60%	700	830	1,800	3,700	7,800	14,830
Merrill Lynch & Co.	30%	8,400	16,700	6,650	9,750	9,500	51,000
Morgan Stanley	30%	2,400	9,400	2,300	519	917	15,536
Large Commercial Banks							
JPMorgan Chase & Co.	60%	1,600	1,300	5,100	1,100	6,430	15,530
Citigroup Inc.	30%	3,500	18,100	13,900	7,200	13,200	55,900
Bank of America Corp.	5%	1,600	5,280	7,911	7,050	1,599	23,440
Washington Mutual Inc.	5%	975	1,600	3,500	6,215	31,000	43,290
Wachovia Corp.	5%	1,138	1,700	2,000	6,100	11,191	22,129
Wells Fargo	5%	---	1,200	1,510	3,000	5,646	11,356
HSBC Holdings PLC	5%	880	16,320	5,800	3,700	NA	26,700
UBS AG	5%	3,420	13,400	19,000	5,100	2,700 (e)	43,620
Credit Suisse Group	5%	1,900	1,880	5,260	21	2,060	11,121
Deutsche Bank AG	5%	3,090	73	4,200	3,600	1,584	12,547
Barclays PLC	5%	635	2,465	3,300	1,977	4,640 (e)	13,017
Royal Bank of Scotland (ABN)	5%	---	5,800	11,692	11,400	3,200 (e)	32,092
Nomura Holdings Inc.	5%	593	---	1,270	797	335	2,995
AIG Inc.	5%	---	11,100	15,190	11,700	6,700 (e)	44,690
Total		$33,231	$109,048	$113,783	$83,703	$109,602	$449,367

Note: (e) = Analysts' Estimates; NA = not available Compiled By OMB; Write-Down losses as of 11/03/08

[1] Approximate range based on publicly available data

Revenue Changes Between the June ’08 Plan and the November ’08 Plan City Funds - $ in Millions FY 2009 FY 2010 FY 2011 FY 2012 Revenue as of June 2008 Plan $39,877 $41,251 $43,739 $46,004 Revenue Changes: Personal Income Tax ($165) ($363) ($293) ($256) Business Taxes (234) (470) (523) (403) Other Tax Revenue 114 (439) (289) (366) Non-Tax Revenue 5 (40) (29) (10) Subtotal (280) (1,312) (1,134) (1,035) Agency Programs 80 216 185 165 Mid–Year Property Tax Increase 576 - - - - - - - - - Not Issue $400 Property Tax Rebate 256 256 256 256 Subtotal 912 472 441 421 Total Revenue Changes $632 ($840) ($693) ($614) Revenue as of November 2008 Plan $40,509 $40,411 $43,046 $45,390 Excludes the impact of prepayments and debt defeasances • In June our forecast had expected revenue to increase between 2009 and 2010 • Now our new forecast expects revenue to decline slightly between 2009 and 2010 (even with the proposed tax increase program) before beginning to grow again in 2011. Provided by: NYC Office of the Deputy Mayor for Economic Development and Rebuilding

Manhattan Leasing Market

Midtown Manhattan Inventory 3% 817 Office Buildings 12% 178.9M SF Class A Office Square Footage 9% 320 Class A Buildings 9% 241.3M SF Commercial Square Footage SL Green’s Share* Total *Does not include 388 & 390 Greenwich St. Downtown Source: Cushman & Wakefield Research

Manhattan Tenants by Industry %Square Feet Occupied 13.6% 30.6% 26.6% 5.2% 4.9% 8.9% 10.3% Financial Services Legal Services Business Services Gov’t/Educ/Social Svs Communications Advertising Other (<3.0%) 2.9% 9.0% 6.1% 2.8% 19.5% 9.9% 49.8% Midtown: 241M Square Feet Downtown: 89M Square Feet Source: Cushman & Wakefield Research

Large Block Availability In Midtown 0 SLG Availability 1 SLG Availability 152% 114% 169% % Change 58 23 Total # of Large Blocks 15 7 >250K SF 43 16 100K – 249K SF 4Q08 1Q07 Size Source: Cushman & Wakefield Research, includes Vacant & Sublet Space SLG blocks include current vacancy and 2009 availabilities

SL Green Inked 5 of the Top 20 Leases Top 20 Leases Covered 5.4M SF All Others, 66% SL Green, 34% Source: Cushman & Wakefield Research 3.6M SF 1.8M SF

Financial Industry Current & Anticipated Availabilities 731 Lexington Avenue 175,000 sf – lease pending with Bloomberg 909 Third Avenue 225,000 sf - 2009 Possession 153 East 53rd Street 240,000 sf 1Q-2009 Possession 345 Park Avenue 359,686 sf – Possession TBD 320 Park Avenue 120,000 sf – Available 237 Park Avenue 160,000 sf – 1/2009 possession 277 Park Avenue 300,000 – 500,000 sf – 1Q’09 1095 Avenue of the Americas 100,000 sf – Immediate Possession 1633 Broadway 120,000 sf – Immediate Possession 1095 Avenue of the Americas 106,989 sf 105,000 sf 1271 Avenue of the Americas Approx. 500,000 sf 666 Fifth Avenue 95,000 sf – 2008/2009 possession, only one full floor of 70,000 sf. 9 West 57th Street 500,000 sf – 4Q’08 Possession 114 West 47th Street 500,000 sf – 2nd Quarter 2009 Possession 500,000 sf 1301 Avenue of the Americas 500,000 sf 125,200 sf 605 Third Avenue 182,500 sf – 3Q’08 possession 399 Park Avenue 167,294 sf 1211 Avenue of the Americas 150,000 sf 96,000 sf 330 Madison Avenue 111,000 sf – 2nd Quarter 2009 Possession 135 West 50th Street 88,300 sf – Immediate Possession Future Possession Source: Cushman & Wakefield Research

Midtown Class A Vacancy Rate US Recessions Source: Cushman & Wakefield Research Forecast 12.2% 8.5% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Midtown

Manhattan Development

Previously Proposed Development Last Year > 40M SF of New Development Was Planned Source: Cushman & Wakefield

Current Midtown Development Source: Cushman & Wakefield Currently Only 2M SF Are in Construction

Future Midtown Development SLG’s Future Madison Avenue Development Site

SL Green NYC Portfolio GH

Outperforming the Market 96% 98% 95% 95% 99% 97% 99% 98% 98% 97% 96% 96% 96% 97% 97% 97% 80% 85% 90% 95% 100% 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD SLG Core Portfolio Class A Midtown Markets Class B Midtown Markets Market Data Source: Cushman & Wakefield Research Recessions

Historical Mark-to-Market *Data as of 9/30/08 $0 $15 $30 $45 $60 $75 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008* 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% Escalated Rents PSF Asking Rents PSF M-to-M Actual Leasing

Citigroup Tenancy 4,787,502 Total Citigroup 1,401,609 5/11/20 One Court Square 108,588 6/30/11 750 Washington Blvd 2,634,670 12/31/20 388-390 Greenwich Street 7,100 12/31/09 800 Third Avenue* 297,126 2/28/17 485 Lexington Avenue 338,409 8/31/09 333 West 34th Street Rentable SF Lease Expiration Building *Retail Branch One Court Square has certain surrender rights for portions of their leased premises from 2012 to 2015

Citigroup Tenancy 2,447,869 4,787,502 Total Citigroup 420,483 30% 1,401,609 5/11/20 One Court Square 55,380 51% 108,588 6/30/11 750 Washington Blvd 1,333,143 50.6% 2,634,670 12/31/20 388-390 Greenwich Street 3,328 46.9% 7,100 12/31/09 800 Third Avenue* 297,126 100% 297,126 2/28/17 485 Lexington Avenue 338,409 100% 338,409 8/31/09 333 West 34th Street SLG Share of Citi SF SLG % Ownership Rentable SF Lease Expiration Building *Retail Branch One Court Square has certain surrender rights for portions of their leased premises from 2012 to 2015

Citigroup Tenancy 2,109,460 4,449,093 Total Citigroup 420,483 30% 1,401,609 5/11/20 One Court Square 55,380 51% 108,588 6/30/11 750 Washington Blvd 1,333,143 50.6% 2,634,670 12/31/20 388-390 Greenwich Street 3,328 46.9% 7,100 12/31/09 800 Third Avenue* 297,126 100% 297,126 2/28/17 485 Lexington Avenue SLG Share of Citi SF SLG % Ownership Rentable SF Lease Expiration Building *Retail Branch One 1 Court Square has certain surrender rights for portions of their leased premises from 2012 to 2015

Significant Reduction to Future Expirations (2) Sold buildings are 440 Ninth, 1250 Broadway & 1372 Broadway. (1) Includes month to month holdover tenants that expired prior to 12/31/07. 2,353,819 2,281,080 4,634,899 Total 1,190,895 1,194,746 2,385,641 2010 419,636 882,768 1,302,404 2009 743,288 203,566 946,854 2008 (1) Difference Net Expiring Sqft. @ 9/30/08(2) Net Expiring Sqft. ‘08-’10 Year of Lease Expiration

Tenant Diversity Medical, 3% Other, 6% Prof. Services, 6% Retail, 4% Arts/Ent/Rec, 2% Advertising, 4% Bus. Services, 2% Apparel, 1% Media, 16% Manufacturing, 5% Legal, 8% Govt/NonProfit, 3% Financial Services, 40% Travelers, 3% Banque Nat’l Paris, 1% RSM McGladrey, 2% Hedge Funds, 9% BofA, 2% JW Seligman, 1% Other, 33% Credit Suisse, 13% Societe General, 3% Morgan Stanley, 5% DE Shaw, 3% Citi, 25% Based on SLG Share of Base Rental Revenue Data as of 9/30/08

Viacom Highlights 3rd Largest Lease Ever Signed in Midtown Eliminates Near Term Roll Eliminates $200M of Potential Retenanting Costs Recaptures Valuable Retail Space Locks in 15% Increase in Rental Income for 2010

Competitive Leasing Advantage Low Cost Basis Relative to Competition High Quality Buildings Landlord of Choice Convenience of Locations Near Major Transportation Hubs Best of Class Property Management Building Repositionings Completed in Portfolio Excellent Relations with Brokerage Community

Suburban Portfolio

Suburban Portfolio Management Jason Black Scott Tangredi Brian Van Riper Ed Bueti Mike Jacopino Walter Marable Clark Briffel Ted Grogan Bill Muzzio Tammy Cuomo Greg Caggainello Larry Kwiat Development & Construction Property Management Asset Management/ Finance Leasing John Barnes SVP Senior Director Suburban Division Isaac Zion Managing Director

Suburban Portfolio Summary 480,525 1,605,450 129,664 2,280,100 SLG Share of Sq. Feet 93.2% 1,252,100 2 New Jersey 88.8% 1,764,700 6 Connecticut 96.3% 640,000 1 Long Island, NY 89.4% 2,280,100 7 Westchester, NY Occupancy Total Sq. Feet # of Properties Market Data as of 9/30/08

2008 Suburban accomplishments Property Sales Closed in Oct. 2008 on Sale of 100 - 120 White Plains Rd., Tarrytown, NY for $48M (6.2% Cap Rate, $224 PSF) In Contract for Sale of 55 Corporate Dr. (Buildings I – III), Bridgewater, NJ for $230M (6.9% cap rate, $343 PSF) Major Leases Signed BOMA Awards Signature Award: Best Suburban Office Park, The Summit Signature Award: Best Green Initiative Toby Award - Office Building of the Year for 500K – 1M SF Category: Landmark Square Renewal & Extension 21,352 SF Oppenheimer New 23,409 SF Control Point Solutions New 29,861 SF Barnes & Noble Early Renewal 30,500 SF Merrill Lynch New 52,238 SF Malo Holdings

Top Suburban Tenants 1,752,413 1,803,948 2,106,445 2,210,004 2,211,612 2,273,388 4,018,275 4,784,937 7,850,260 10,906,009 SLG ProRata Rental Revenues 108,588 56,733 56,635 75,270 61,570 64,508 108,524 165,880 305,197 670,000 Leased SF 100 Summit Lake Dr. Towers Perin Foster & Crosby A-1 1055 Washington Blvd. Paul Hastings Janofsky 360 Hamilton Ave. Skadden Arps Slate Meagher AA- 1 Landmark Sq., 360 Hamilton Ave. Heineken USA AA 200 Summit Lake Dr. FujiFilm USA A 1100 King Street Bldgs 1& 2, 1 Landmark Sq., 2 Landmark Sq. & 500 Summit Lake Dr. Verizon AA- 55 Corporate Dr., NJ Sanofi-Aventis AA- 750 Washington Blvd. Citigroup AAA 140 Grand Ave. The County of Westchester/NYS Court System A+ 100 Summit Lake Dr. Pepsico Rating Property (s) Tenant Data as of 9/30/08

Investments

Historical NYC Sales & Cost PSF Source: Cushman and Wakefield Sales Price Per Square Foot Sales Volume in $ Billions $947 $875 $749 $549 $434 $475 $443 $421 $340 $308 $336 $253 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 3Q08* $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Midtown and Midtown South Downtown Weighted Avg MT Class A Office $/SF * Includes transactions that have closed or are under contract

Historical Cap Rates 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 3/1982 10/1985 4/1989 10/1992 5/1996 11/1999 6/2003 12/2006 Midtown National Office Data Provided By Barclays Capital; Source: Property & Portfolio Research, Inc. & Cushman & Wakefield

Diversity of Buyers in the Market Private Capital Foreign REIT Other Corporate/User Pension Fund 2005: $20.9B 2007: $48.5B ’08 YTD: $18.7B 2006: $34.8B Source: Cushman and Wakefield

Diversity of Buyers in the Market Other 5% Corporate/ User 1% REIT 15% Foreign 12% Pension Fund 5% Private Capital 63% Source: Cushman and Wakefield 2005 – YTD 2008 Buyer Composition: $122.9 Billion in Sales

Historical CMBS Issuance $0 $50 $100 $150 $200 $250 $300 $350 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD 2008 Data Provided By Barclays Capital

CMBS Drives Down Cap Rates $56.6 $46.9 $67.2 $52.1 $77.9 $93.3 $168.7 $202.7 $230.2 $12.2 4.4% 3.6% 4.0% 4.6% 4.9% 6.3% 7.3% 7.6% 7.3% 7.9% $0 $50 $100 $150 $200 $250 1999 2000 2001 2002 2003 2004 2005 2006 2007 8-Jun 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Total National CMBS Issuance Weighted Overall NYC Class A Cap Rates $ in Billions Data excludes International CMBS issuance

Structured Finance

Structured Finance Portfolio 7.84% - $43,635 Senior Mortgage Debt 6.98% - $19,410 Senior Mortgage Debt 6.67% $2,438,000 $49,782 Preferred Equity 12.93% $10,240,074 $76,637 Mezzanine Debt 6.66% $48,198 $5,866 Junior Mortgage Debt Non-New York City 10.26% 12.38% 10.39% 9.10% Yield (1) Carrying Value $20,383,872 $844,359 Balance(2) $215,228 $51,000 Preferred Equity $7,123,122 $547,989 Mezzanine Debt $319,250 $50,039 Junior Mortgage Debt New York City Senior Financing Type of Investment (1) Most investments are indexed to LIBOR & are pre-payable at dates prior to maturity subject to certain prepayment penalties or fees (2) Reflects loan loss reserves, unamortized discounts and redemptions & sales of loans subsequent to 9/30/08

Potential Pipeline July-16 535 2,788,306 $396,734 7,955,845 Total/ Weighted Avg. Nov-09 $152 $53,000 $11,000 Jr. Mortgage Debt 421,000 17 Battery May-13 $267 $175,000 $15,000 Mezzanine Debt 769,053 1250 Broadway Jul-17 $510 $90,000 $15,663 Mezzanine Debt 207,000 110 E 42nd Street Jul-12 $255 $365,000 $24,482 Mezzanine Debt 1,621,808 450 West 33rd Street May-16 $440 $200,000 $25,000 Mezzanine Debt 510,813 530 5th Avenue Feb-14 $129 $215,228 $51,000 Preferred Equity 2,068,950 Starrett Lehigh Feb-16 $379 $233,164 $30,140 Mezzanine Loan 694,517 620 Sixth Avenue Feb-16 $336 $205,000 $28,164 Jr. Mortgage Debt 694,517 620 Sixth Avenue Mar-17 $1,101 $1,139,000 $73,780 Mezzanine Loan 1,101,779 5 Times Square Nov-09 $690 $317,915 $27,742 MezzanineDebt 560,925 1166 AoA (1) Dec-21 $566 $214,238 $94,763 Mezzanine Debt 560,925 1166 AoA Final Maturity (2) Last $/SF Senior Financing (000’s) SLG Carrying Value (000’s) Investment Type SF Property (1) Loan is personally guaranteed by Borrower (2) Assumes all extension options are exercised

Structured Finance History $344,114 Investment Income Since Inception $844,359 Carrying Value $1,352,174 Total Payoffs(2) $2,196,533 Total Originations(1) 78 Number of Investments *Amounts in 000’s except for Number of Investments (1) Includes unamortized discounts (2) Reflects loan loss reserves and redemptions and sales of loans subsequent to 9/30/08

Structured Finance History Generated Income of >$340M to Date 78% of Assets Located in NYC Weighted Avg. Extended Maturity Oct. 2014 Focus on Reducing Exposure in ‘09 Potential for Greater Loss Severity on Assets Originated in ’06 & ’07 Led to Acquisition of >2M SF of NYC Assets & Has a Current Pipeline of 8M SF

Structured Finance Creates Pipeline 220 East 42nd Street Acquired Feb. 2003 609 Fifth Avenue Acquired June 2006 521 Fifth Avenue Acquired March 2006 1250 Broadway Acquired Aug. 1999

Gramercy Capital Corp.

Investment Summary $14.2M AFR Mezzanine $205.8M Total $35.7M $155.9M Total Investment AFR 1st Mortgage Investment in GKK

GKK Management Agreement Modifications to Management Agreement Include Elimination of Outsource Fee, Collateral Manager Fee Reduction of Base Management Fee Waiver of the 3Q Incentive Fee and Collateral Manager Fee No Guarantees or Future Funding Obligations by SL Green

GKK Moves Toward Internalization Executive Changes Roger Cozzi Named CEO Timothy J. O'Connor Named President Marc Holliday, Andrew Mathias & Greg Hughes Step Down From Their Executive Positions Consulting Agreement Through Sept. 2009

Operations

Operating Costs

Building Services RevenueREVENUE INCREASE OF OVER $1.5MM SUNDRY REVENUE $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 Q1 Q2 Q3 Q4 2007 2008 2009 2007 2008 2009 2007 2008 2009 2007 2008 2009

Tenant Satisfaction Referral Retention Rental Rate Tolerance 3.6 3.8 4 4.2 4.4 4.6 SL Green Kingsley Benchmark Problem Resolution Accessibility Responsiveness Special Requests Communication Professionalism 75% of SL Green tenants whose overall satisfaction is “excellent” indicate they are likely to renew. 87% of SL Green tenants whose overall satisfaction is “excellent” would recommend an SL Green property to their peers.

High Service Standards

Construction

Construction Costs Strategic Relationships . . . Dedicated Professionals . . . Bulk Purchasing . .

Development

1515 Broadway

Financial

Balance Sheet Strength & Financial Flexibility Issued $532M of Common Stock @ $133/Share in December 2006 Issued $1.3B of Common Stock @ $145.70/Share in Connection with the Reckson Acquisition In January 2007 Issued $750M of 3% Convertible Notes - Convertible @ $173/share - in March 2007 Tripled the Size of Our Unsecured Credit Facility to $1.5B, Extended the Maturity to 2012 & Substantially Loosened Various Covenants in 2007 Sold $3.1B of Assets Over the Last 30 Months GH

NYC’s Most Active Seller 6.73% $85,000 1551 Broadway 6.90% $230,000 55 Corporate Drive* 4.30% N/A 1372 Broadway 6.20% $48,000 100-120 White Plains Rd. $3,061,500 Total Proceeds: 2008 Sales 2007 Sales 2006 Sales 4.50% $310,000 1250 Broadway 4.50% $160,000 440 Ninth Ave. 4.52% $157,000 470 Park Ave. South 3.91% $335,000 1372 Broadway 3.36% $140,000 292 Madison Ave. N/A $200,000 5 Madison Clock Tower 3.81% $273,000 125 Broad St. 3.25% $111,500 110 East 42nd St. 4.39% $61,500 70 West 36th St. 3.55% $550,000 1 Park Ave. 4.99% $240,000 521 Fifth Ave. 5.37% $97,500 1140 Ave. of Americas 5.00% $63,000 286 & 290 Madison Ave. Cap Rate Gross Sales Price (‘000’s) Property Sales: Generated Over $1.3B of Gains *In contract

KNOTT Accurate 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 Average Score (Ranking) 8 8 13 12 BDN 11 14 14 7 CUZ 14 13 9 14 SLG 15 NA 11 15 MPG Asset Value Decline Risk (1) Line of Credit Balance Maturity Risk Overall Leverage 3 10 12 5 11 1 9 4 6 7 2 Office REIT Rankings (1=Best, 15=Worst) 15 8 10 5 12 7 3 6 2 1 4 12 11 DRE 5 1 KRC 7 8 VNO 3 3 LRY 2 5 WRE 6 2 BXP 1 6 HIW 13 10 DEI 8 9 OFC 10 13 BPO 4 4 CLI (1) Based on expected percentage decline in NAV if cap rates increase by 150 to 250 for all markets (2) Source: Green Street Advisors – Office REITS, November 2008 Update – Cap Rates May Get Ugly (11/17/08)

Debt Maturity Schedule $279,265 $872,784 $1,628,662 $476,613 2009 2010 2011 3 YR Total Corporate Secured $1,737,000 $442,000 $810,000 $2,989,000 *SLG Data includes the ROP converts at put date, current LOC balance & the repurchased ROP convertible bonds Green Street ($’s in ‘000’s)

Credit Considerations 50% Investment Grade Tenancy 8.4 Yrs. Average Lease Term 29.6% % Lease Roll in Next 5 Years 36.2% Unencumbered SF as a % of Total SF 8.3M SF Unencumbered SF 96.5% Manhattan Occupancy Data as of 9/30/08 ~~

Capital Requirements Analysis Office REITS As Reported By UBS 11/25/08 Total (Needs)/Excess 2010 2009 2010 2009 Office REITS $764 $942 $524 $364 $727 $266 $1,271 $619 $1,109 $802 $4,223 ($188) ($2) $38 $54 $145 $193 $322 $522 $937 $1,411 $4,685 Total Available Capital Total Capital Needs $169 $505 $335 $150 $341 $332 $1,315 $461 $583 $100 $1,948 $255 $694 BDN $275 $516 ARE $287 $28 TPGI $846 $480 BXP $475 $111 HRP $766 $354 SLG $769 $60 DEI $59 $842 BMR $178 $329 CLI $109 $269 HIW $3,367 $947 VNO Note: *Includes 4Q08. Stress test assumes no acquisitions, dispositions, or gains. We are not assuming proceeds from any potential debt refinancings, nor are we assuming any new financings on unencumbered assets. We assume accordion features do not get exercised. Any capital needs from ’09 are added to ’10 credit line maturities.

Capital Requirements Analysis REITS Universe As Reported By Morgan 10/14/08 $507,080 Regency Centers 16 $486,191 Alexandria Real Estate Equities 17 $468,875 HRPT Properties Trust 18 $443,335 Corporate Office Properties 19 $413,714 Douglas Emmett 20 $568,973 Duke Realty 13 $549,472 Digital Realty Trust 14 $508,514 UDR, Inc. 15 12 11 10 9 8 7 6 5 4 3 2 1 $588,113 AvalonBay Communities $608,227 Post Properties $630,555 Nationwide Health Properties $700,012 Simon Property Group $731,686 SL Green $733,000 Host Hotels and Resorts $733,141 Senior Housing Properties $830,193 ProLogis $841,991 Boston Properties $916,494 Equity Residential $1,004,428 Public Storage $3,827,970 Vornado Realty Trust Net Liquidity Company Name JP Morgan “Net Liquidity: Analysis utilizes REITs’ remaining ’08, ‘09 & ‘10 debt maturities then looks at ‘08 & ‘09 maturities and compares them to a fairly simple metric of cash on hand plus our estimate of remaining credit line Capacity.

Debt Maturity Schedule As of 9/30/08 $2,550,296 $150,000 $282,396 $200,000 Total Corporate $6,060,344 $476,613 $872,784 $279,265 Total - - $282,396 - ROP 4% converts $2,550,296 - - - Other - $80,237 - - 717 Fifth - $70,140 - - 521 Fifth - - $ 343,750 - 1515 Broadway - - $76,500 - 1221 AofA - $110,494 - - 919 Third - $150,000 - - ROP 5.15% bonds - $326,634 $65,742 - - 2011 - $3,510,048 $3,510,048 - - Thereafter $590,388 $79,265 Total Secured - $200,000 ROP 7.75% bonds $65,448 - $104,690 2010 $35,510 Other/Amortization $43,755 Mack-Green - 420 Lexington 2009 ($’s in ‘000’s)

Debt Maturity Schedule 6.9% 11.4% 22.5% 10.0%* 52.9% 25.8% - Debt Yield 1.5 3.9 2.6 3.2* 13.9 2.3 - Existing DSC CMBS Balance Secured Debt Obligations >$50M Corporate Recourse Obligations $225,967 (150,000) (282,396) (200,000) $858,363 No No Yes Yes No Yes - 76,500 1221 Ave. of Americas 104,690 420 Lexington Ave. 2010 - NONE 2009 Net Cash 2011 2010 80,237 717 Fifth Ave. 70,140 521 Fifth Ave 110,494 919 Third Ave. 2011 343,750 1515 Broadway 2009 Cash on Hand: *Gives effect for the recently executed lease from Viacom ($’s in ‘000’s)

Line of Credit Covenants <60% 49.0% Total Debt/Total Assets < 95% 50.7% Maximum FFO Payout >1.75 2.63 Unencumbered Interest Coverage <60% 55.6% Unsecured Debt/Unencumbered Assets >1.50 2.01 Line Fixed Charge Coverage <50% 22.1% Secured Debt/Total Assets Required Actual Selected Covenants *Actual reflects data as of 9/30/08

Total Debt/Total Assets $6.0B $6.0B $6.0B $6.0B $6.0B Total Consol. Indebtedness (3) 72.1% $8.4B 9.00% 66.6% $9.1B 8.00% 60.7% 55.9% 49.0% Senior Leverage Ratio (4) $9.9B $10.8B $12.3B Total Assets (2) 7.00% 6.25% 5.25% Cap Rate (1) (1) Applied to trailing 12-month NOI where applicable (2) As computed in accordance with LOC documents (3) As of 9/30/08 as computed in accordance with LOC documents (4) Calculated based on varying cap rates

Fixed Charge Coverage (>1.50%)

$336,404 $336,404 $336,404 $336,404 Fixed charges $88,266 1.89 $637,005 > $40M of EBITDA $74,933 1.83 $617,005 >$60M of EBITDA $101,599 $114,933 Cushion – Fixed Charge 1.95 2.01 Fixed Charge Coverage Ratio $657,005 $677,005 Adjusted EBITDA > $20M of EBITDA 9/30/08 (in 000’s)

Unencumbered Debt/Unencumbered Assets (<60%)

45.2% 55.6% Senior Unencumbered Leverage Ratio $2,763,588 $3,397,111 Total Unsecured Indebtedness $635,653 $1,019,176 Unsecured Convertible Debt (1) $1,060,046 $1,060,046 Unsecured Notes & Other Debt $1,067,889 $1,317,889 Line of Credit $6,114,506 $ 6,114,506 Total Unencumbered Asset Value Use $500M of Cash to Satisfy Corporate Obligations 9/30/2008 ($’s in 000’s) (1) Assumes repurchases at current market pricing

Unencumbered Asset Pool 8.3MM Unencumbered SF & $219M NOI(1) 461 5th Ave. 1350 AoA 1185 AoA 810 7th Ave. 750 3rd Ave. 1055 Washington Blvd. 360 Hamilton Ave. 555 W 57th (1) Reflects 2009 NOI *Selected Properties

Guidance

FFO Composition 2008

 (1) Management’s Guidance (2) SLG estimate – GKK has not confirmed ($1.80) Reduced incentive compensation ($1.88) G&A ($6.62) .Interest on 388 Greenwich Street debt not in original guidance Full draw down on credit facility Lower LIBOR rates ($5.55) Interest & Preferred Dividends $.78 . Lower as a result of modification to management contract and higher than projected loan loss reserves $1.08 GKK(2) $1.89 . Higher thank projected promote on sale of 1250 Broadway $1.50 Structured Finance & Other $3.74 . Acquisition of 388 Greenwich in Dec. 2007 not in original guidance $3.00 Property NOI – Joint Venture $8.21 . Better than expected leasing $8.00 Property NOI – Wholly Owned ‘08 (12/08): $6.20* ‘08 (12/07): $6.15(1)

FFO Composition 2009

 (1) Management’s Guidance (2) SLG estimate – GKK has not confirmed ($1.51) Reduced incentive compensation Elimination of GKK related G&A ($1.80) G&A ($6.37) Interest resulting from full draw down of revolver .Lower LIBOR rates Repurchase of recourse debt ($6.62) Interest & Preferred Dividends $- .Assumes the internalization of the manager and No future earnings from GKK stock investment $0.78 GKK(2) $1.36 . No promotes or gains assumed . Additional reserves and non-accrual on SF $1.89 Structured Finance & Other $3.85 .Same Store NOI growth of 3%+ .Leasing at 100 Park .CPI increase at 388 Greenwich 10% Increase in real estate taxes $3.74 Property NOI – Joint Venture $8.42 .Same store NOI growth of 4%+ Expiration of Citi lease at 333 W 34th St. 10% increase in real estate taxes $8.21 Property NOI – Wholly Owned 2009 Est.: $5.75 2008 (12/08): $6.20(1)

FFO Guidance 2009 2009 2008 $5.50 $5.25 $6.20 2009 Guidance $(0.25) $(0.50) - Reserves Net of Promotes & Gains $5.75 $5.75 $6.20 Run Rate FFO

Property Operations Remain Primary Earnings Contributor 2009 FFO Contribution Allocated interest Pref’d Dividends and MG&A* 100% 5.75 - GKK (0.89) $0.93 Structured Finance 7% 0.39 $0.35 Other, Net $3.84 Property NOI - Joint Ventures 93% 5.36 (6.90) $8.42 Property NOI - Wholly Owned + + *Allocated by Relative Book Basis +

2009 Fad & Cad Analysis $3.34 $198,570 CAD ($0.17) ($10,000) Net of $9M of Reserves & Available Loan Funds Redevelopment ($0.50) ($30,000) Net of $19M of Reserves & Available Loan Funds First Cycle Capital $4.01 $238,570 FAD ($1.10) ($66,000) and Recurring Cap Ex Second Cycle TI & LC $5.11 $304,570 ($0.64) ($38,000) Less Non Cash Accting Adj (SL, 141, Def Fin Costs, Non-cash Comp) $5.75 $342,570 Run Rate Earnings Data in 000’s except for per share data

2009 Goals & Objectives

2009 Objectives Maintain NYC Portfolio Occupancy at >95% Achieve Mark-to-Market on New NYC Leases >10% Complete Repositioning & Leasing of 333 W. 34th St. Execute >1M SF of New & Renewal Leases Floor Liquidity of $300M Unrestricted Cash Early Refinance of >$250M of Property Mortgages Further Reduce Recourse Obligations by >$250M Reduce Capital Expenditures by $50M from ’08 to ’09 Dispose of >$200M of Mature Assets Reduce Structured Finance Balance to <$725M Continue to Explore Internalization of GKK Manager Reduce G&A by an Additional $5M Finish in Top Quartile of Peer Group Total Return to Shareholders

Implied Cap Rate & Cost PSF ??? Implied Platform Value ($844) Other Assets (fee interests, land, air rights, etc.) Less: ($245) Retail @ 6.5% Cap Rate $325 Implied Property Value PSF @ $21.90/share ($3,685) Total Non-Manhattan Office ($834) Structured Finance @ 100% of Book ($939) Suburban Properties @ 10% Cap ($823) Cash 9.63% Cap Rate Based on 2009 Budgeted NOI Total Enterprise Value (in mm’s) $5,805 Implied Manhattan Property Value - GKK @ $0 $9,490

Implied Cap Rate & Cost PSF ??? Implied Platform Value ($844) Other Assets (fee interests, land, air rights, etc.) Less: ($245) Retail @ 6.5% Cap Rate $372 Implied Property Value PSF @ $21.90/share Effect of Structured Finance @ $0 ($2,851) Total Non-Manhattan Office - Structured Finance @ $0 ($939) Suburban Properties @ 10% Cap ($823) Cash 8.42% Cap Rate Based on 2009 Budgeted NOI Total Enterprise Value (in mm’s) $6,639 Implied Manhattan Property Value - GKK @ $0 $9,490

Q & A

DISCLAIMER Cushman & Wakefield is not providing any investment advice and all information contained herein is for educational purposes only. The aim of this material is to inform and not to advise. The reader is expressly advised that investment outcomes are often subject to considerable risks. There is no guarantee that any information or recommendation will achieve any particular investment objectives, or that results will be favorable. Illustrations of past performance should not be taken as a reliable indicator of the future, but only as a possibility that may be to some extent supported by evidence. These materials may contain forward-looking statements. These statements reflect current beliefs, as well as assumptions made by, and information available to Cushman & Wakefield. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual future results and developments could differ materially from those set forth in these statements due to various factors. These factors include, among others, changes in the general economic and competitive situation and markets. In addition, future results and developments could be affected by the performance of financial markets, fluctuations in interest rates and changes in applicable law. Cushman & Wakefield undertakes no obligation to update any forward-looking statements. The information and any statistical data contained herein have been obtained from sources which Cushman & Wakefield believes to be reliable, but Cushman & Wakefield does not represent that they are accurate or complete, and they should not be relied upon as such. All information and content herein is furnished "as is", without warranties of any kind, express or implied. Cushman & Wakefield does not accept any responsibility or liability whatsoever whether in contract, tort, equity or otherwise for any action taken as a result of reading, or reliance placed on Cushman & Wakefield because of having read, any part, or all, of this information or for any error, inadequacy, deficiency, flaw in or omission from the information provided herein.

SL Green Realty Corp. Annual Investor Conference December 8, 2008